Exhibit 10.1

AMENDMENT TO LICENSE AGREEMENT

This Amendment to License Agreement (this “Amendment”) is entered into effective as of March 31, 2026, by and between TAP, Inc., a Utah corporation (“Licensor”), and TAP Real Estate Technology, Inc., a Delaware corporation (f/k/a HUMBL, Inc.) (“Licensee”). Licensor and Licensee are sometimes referred to herein collectively as the “Parties”. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the License Agreement (as defined below).

A. The Parties entered into that certain License Agreement dated December 30, 2025 (the “License Agreement”).

B. The Parties have agreed to amend the License Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.

2. Extension. The Parties agree to extend the Term of the License Agreement to June 30, 2026.

3. Other Terms Unchanged. The License Agreement, as amended by this Amendment, remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed. Any reference to the License Agreement after the date of this Amendment is deemed to be a reference to the License Agreement as amended by this Amendment. If there is a conflict between the terms of this Amendment and the License Agreement, the terms of this Amendment shall control.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic signature of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

5. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

LICENSOR:

TAP, Inc.

By:
Brian Foote, CEO

LICENSEE:

TAP Real Estate Technologies, Inc.

By:
Gregory Hopkins, CEO